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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 21, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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
                Delaware                                1-11758                           36-3145972
     (State or other jurisdiction of           (Commission File Number)                (IRS Employer
              incorporation)                                                         Identification No.)

        1585 Broadway, New York, New York                               10036
     (Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events.

On January 21, 2005, Morgan Stanley (the "Company") issued a press release announcing that Discover Financial Services, Inc., a wholly-owned subsidiary of the Company, Wal-Mart Stores, Inc. and GE Consumer Finance plan to launch a new credit card, Wal-Mart Discover, on the Discover Network. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit
     Number     Description
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     99.1       Press Release, dated January 21, 2005, issued by Morgan Stanley.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MORGAN STANLEY
                                (Registrant)


                                By:      /s/ WILLIAM J. O'SHAUGHNESSY, JR.
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                                   Name:   William J. O'Shaughnessy, Jr.
                                   Title:  Assistant Secretary and Counsel


Date: January 21, 2005